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                                                                    EXHIBIT 10.1

                    [DENVER COUNTY CLERK AND RECORDER STAMP]


RECORDED TO CORRECT ACKNOWLEDGEMENT LANGUAGE ON PAGE 2

RECORDED FOR TITLE INSURANCE PURPOSES ONLY! NO DOC FEE!


                             SPECIAL WARRANTY DEED

         THIS DEED, Made this 27th day of December, 2000, between Platinum Financial Fund, LLC, a Colorado Limited Liability Company, with a business address of the City & County of Denver, State of Colorado, ("the Grantor"), and Real Estate Opportunities, Inc., a Colorado Corporation, whose legal address is:
3225 East 2nd Avenue, Denver, Colorado 80206, ("the Grantee").

         WITNESSETH, That the Grantor, for and in consideration of the sum of TEN DOLLARS AND OTHER GOOD AND VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, has granted, bargained, sold and conveyed, and by these presents does grant, bargain, sell, convey, and confirm, unto the Grantee, its successors and assigns forever, all the real property, together with improvements, if any, situate, lying and being in the City & County of Denver, State of Colorado described as follows:

The West 50 feet of the East 75 feet of Lots 22, 23 and the West 50 feet of the East 75 feet of the South 10 feet of Lot 21, Block 17, COLFAX AVENUE PARK SUBDIVISION; and

Also, the West 50 feet of the South 10 feet of Lot 21, and the West 50 feet of Lots 22 and 23, Block 17, COLFAX AVENUE PARK SUBDIVISION, together with all rights, benefits and easements reserved and granted to Grantor in deed recorded in Book 3507 at Page 458 in the office of the recorder of the City and County of Denver and subject to reservation of the West 50 feet of the South 10 feet of said Lot 21 as an alley, and subject to all obligations contained in agreement between James D. Carlton and Samuel Reed, recorded in Book 3982 at Page 319 in the office of the recorder of the City and County of Denver.

Also, a strip of land off the West side of the East 25 feet of Lots 22 and 23, Block 17, COLFAX AVENUE PARK SUBDIVISION, described as:

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BEGINNING at a point on the North line of Colfax Avenue, 25 feet West of the
Southeast corner of said Lots 23, thence North and parallel with the East line of Steele Street a distance of 50 feet, more or less, to the North line of said Lot 22, thence East along the North line of said Lot 22, a distance of .07 feet, thence in a Southerly direction a distance of 50 feet, more or less, to a point on the North line of said Colfax Avenue, which point is .04 feet East of the PLACE AND BEGINNING; thence West along the North line of Colfax Avenue .04 feet to the POINT OF BEGINNING.

All being known and numbered as 3201 - 3215 East Colfax Avenue, Denver, Colorado, as described in Book 2171 at Page 314 in the office of the recorder of the City and County of Denver.

         TOGETHER with all and singular the hereditaments and appurtenances thereto belonging, or in anywise appertaining, the reversion and reversions, remainder and remainders, rents, issues and profits thereof, and all the estate, right, rights, title, interest, claim and demand whatsoever of the grantor, either in law or equity, of in and to the above bargained premises, with the hereditaments and appurtenances;

         TO HAVE AND TO HOLD the said premises above bargained and described with the appurtenances, unto the Grantee, its successors and assigns forever. The Grantor, for itself, its successors and assigns does covenant and agree that it shall and will WARRANT AND FOREVER DEFEND the above-bargained premises in the quiet and peaceable possession of the Grantee, its successors and assigns, against all and every person or persons claiming the whole or any part thereof, by, through or under the Grantor, Except real estate taxes for 2000, not yet due and payable which the Grantee assumes and agrees to pay, easements of record, if any, rights of way of record, if any, restrictions and reservations of record, and existing month to month tenancies.

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[SEAL]

     EXECUTED THIS 27TH DAY OF DECEMBER, 2000.

PLATINUM FINANCIAL FUND, LLC, A COLORADO
LIMITED LIABILITY COMPANY,
BY: KRUPKA AND ASSOCIATES, LLC, A COLORADO
LIMITED LIABILITY COMPANY, IN HIS CAPACITY
AS ITS MANAGER


BY: /s/ F. JEFFREY KRUPKA                  KETTL Associates, LLC,
    -------------------------------        a Colorado Limited Liability Company,
      F. JEFFREY KRUPKA, MANAGER           which is the sole manager of Platinum
                                           Financial Fund, LLC, a Colorado
                                           Limited Liability Company.



STATE OF COLORADO        )
                         ) ss.
CITY & COUNTY OF DENVER  )

On December 27, 2000, before me, CYNTHIA KETTL (notary public) personally appeared, F. Jeffrey Krupka, as Manager of Krupka and Associates, LLC, a Colorado Limited Liability Company, in its capacity as Manager of Platinum Financial Fund, LLC, a Colorado Limited Liability Company, [X] personally known to me - OR - ___ proved to me on the basis of satisfactory evidence to be the person(s) whose name are subscribed to the within instrument and acknowledged to me that he executed the same in his authorized capacity, and that by his signature on the instrument the person or the entity upon behalf of which the person acted, executed the instrument.

Witness my hand and official seal.            My Commission Expires May 20, 2004

                 [NOTARY STAMP]              /s/ CYNTHIA KETTL
                                             -----------------------------------
                                                   (signature of notary)